Exhibit 99.1
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Thursday December 16, 3:38 pm Eastern Time
Company Press Release
Mcglen Internet Group to Continue to Trade On Nasdaq Small Cap

TUSTIN, Calif.--(BUSINESS WIRE)--Dec. 16, 1999--Mcglen Internet Group   (Nasdaq:
ADRN - news)
Company To Trade Under The Symbol MIGS
Beginning Friday, December 17, 1999
Mcglen Internet Group (MIG) (NASDAQ: ADRN - news), a leading Southern California e-Commerce based, internet operating company, today announced that it has received approval from NASDAQ for its common stock to continue to be traded on the NASDAQ Small cap Market. The company has also received approval to change its symbol to "MIGS" and will begin trading under its new symbol on Friday, December 17, 1999. MIG has been an early pioneer in the field of business to consumer (B2C) and business to business (B2B) e-commerce based retailing, with a focus on technology based products through its separate and unique storefront exchanges including Mcglen.com (www.mcglen.com), AccessMicro.com (www.accessmicro.com) and now through Techsumer.com (www.techsumer.com). Each MIG subsidiary provides balance to MIG's operating portfolio, while supporting a strong revenue base. Further, each storefront exchange extends the reach and penetration of over 150,000 unique products and services to meet the varied needs of the 200,000+ business and consumer-oriented customers MIG currently serves. The Mcglen Internet Group (NASDAQ: MIGS - news) is a leading e-commerce based internet operating company (IOC) focused on creating branded, Internet storefront exchanges, providing unlimited global access to technology oriented products and services for business to business (B2B) and business to consumer
(B2C) marketplaces. MIG has a developed a unique distributed network enterprise and distribution system mated to an array of unique storefront exchanges that are popular with business and consumer oriented customers. MIG's corporate offices are located in Tustin, CA. The statements set forth above with respect to Mcglen Internet Group or MIG, the benefits thereof and the potential growth of the company are forward looking statements within the meaning of that term in the Private Securities Litigation Reform Act of 1995. As such, they are inherently uncertain and should not be unduly relied upon. As to potential future growth, uncertainties include the ability to successfully manage the companies' businesses, technologies and management, the availability of sufficient capital to expand the businesses, customer acceptance on new products, competition and other uncertainties associated with introducing new businesses. [GRAPHIC OMITTED]


Contact:
     McGlen Internet Group
     Robert Brown
     Chief Marketing Officer
     949/797-9007
     949/851-0251 (fax)
           or
     Wolfe Axelrod Associates
     Stephen D. Axelrod, CFA
     Bella Wagner (Media)
     212/370-4500
     212/370-4505 (fax)



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Friday December 17, 11:47 am Eastern Time

Company Press Release

Mcglen Internet Group Websites Ranked Among Top E-Commerce Sites On the Web

Mcglen.com And AccessMicro.com Achieved Customer Certified Gold Merchant Status On BizRate.com

TUSTIN, Calif.--(BUSINESS WIRE)--Dec. 17, 1999-- Mcglen.com And AccessMicro.com Rated Among Best Computing Sites
On The Web By Gomez Advisors.
Mcglen Internet Group (MIG) (NASDAQ: MIGS - news), a leading Southern California e-Commerce based, Internet operating company, today announced that two of its storefront exchanges have been rated among the top Internet sites on the Web for technology products as well as among the most reliable on the Web. We are thrilled  to have  been  ranked  among  the top  e-commerce  sites by two of the leading web site and consumer rating firms," said George Lee, MIG's Chief Executive Officer. "These rankings continue to validate our commitment to creating reliable, individual resources for Business to Consumer and Business to Business based-customers to obtain the latest in technology products, through an intuitive, and personal online customer experience." Description of "ratings" BIZRATE.COM Mcglen.com and AccessMicro.com achieved Customer Certified Gold Merchant Status, placing the company's respective Business to Consumer and Business to Business storefront exchanges among the most reliable retail sites on the Web. "As more and more consumers recognize BizRate.com as a symbol of customer buying confidence through the Customer Certified Gold Merchant Program, it will continue to benefit the customers of both Mcglen.com and AccessMicro.com by demonstrating our commitment to customer satisfaction and experience, said Robert Brown, MIG's Chief Marketing Officer. Through BizRate.com's programs, consumers will be directed to look for the BizRate.com certification on merchant sites through BizRate.com's referrals. Well-known Internet companies that have achieved BizRate.com Customer Certified Gold Merchant Status include Office Depot (NYSE: ODP - news), Proflowers.com, Garden.com, Virtual Vineyards, 911 Gifts, and many others. According to Media Metrix, BizRate.com is one of the highest-trafficked sites (21st, October 1999) in the e-commerce arena. "Our merchants are committed to exceeding the expectations of their customers," said Chuck Davis, CEO and president of BizRate.com. "By becoming 'BizRate.com Customer Certified,' MIG is helping first-time and repeat shoppers make educated decisions when buying online and allowing them to continually benchmark their high customer satisfaction ratings with other sites." About BizRate.com Founded in 1996, BizRate.com is an unbiased, independent rating guide built on the experience of millions of actual online buyers. The BizRate.com site combines valuable consumer information with a powerful set of shopping tools that help people find the store or product they want, as well as offers recommendations based on user-specified criteria. BizRate.com is the only company trusted by more than 2,700 e-businesses to collect this direct consumer feedback and transactional information at the point-of-purchase. The online store performance ratings, derived from this data, denote the only statistically rigorous way of differentiating retailers on "quality of service" metrics. BizRate.com's information will appear on Consumer Reports Online and in Consumer Reports magazine and is currently available through top Internet portals such as AltaVista (NASDAQ: CMGI - news), Microsoft Network (NASDAQ: MSFT - news), Go Network (NYSE: GO - news), Snap (NASDAQ: NBCI - news) and Go2Net (NASDAQ: GNET news). GOMEZ ADVISORS Gomez Advisors ranked Mcglen.com and AccessMicro.com among the best sites to purchase computing products on the web. Mcglen.com's and AccessMicro.com's ratings were among the highest possible for the categories of Overall Ranking, Ease of Use, Customer Confidence, On-Site Resources, Relationship Services and Overall Cost of products sold on the site. "We are pleased that consumers continue to see the strong value that Mcglen.com and AccessMicro.com individually provide to consumers and businesses, especially against very large well-recognized brands such as Buy.com, CDW.com (NASDAQ: CDWC
- news), Egghead.com (NASDAQ: EGGS - news), MicroWarehouse.com and ValueAmerica.com (NASDAQ: VUSA - news), said Robert Brown, MIG Chief Marketing Officer. "We believe that our ranking demonstrates that what is more important to customers is their shopping experience and the satisfaction they glean from that experience. Unfortunately, customers are bombarded with brand-based advertising messages from others, which quickly prove to be irrelevant when a customer reaches a prospective site and then encounters mediocrity. We believe

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that brands are built and enforced through customer experience and satisfaction, not through multi-million dollar advertising campaigns which only generate a higher level of (aided) brand awareness," Brown added. Gomez.com (www.gomez.com) is the recognized online leader in providing consumer and business-based e-commerce research, tools and analysis to empower consumers to make informed online purchasing decisions. The Gomez.com site has grown into a premier online hub for both consumers and businesses to evaluate online service and product providers through nationally recognized Internet Scorecards that rank the performance and quality of the online service offerings for selected industries
including   brokerage  firms,  banks,   travel  agents,   autos,   auctions  and
booksellers. The Mcglen Internet Group, (NASDAQ: MIGS - news; www.mcglen.net) is a leading e-commerce based Internet operating company (IOC) focused on creating branded, Internet storefront exchanges, providing unlimited global access to technology oriented products and services for business to business (B2B) and
business  to  consumer  (B2C)  marketplaces.   MIG  has  a  developed  a  unique
distributed network enterprise and distribution system mated to an array of unique storefront exchanges that are popular with business and consumer oriented customers. MIG's corporate offices are located in Tustin, CA. The statements set forth above with respect to MIG, the benefits thereof and the potential growth of the company are forward looking statements within the meaning of that term in the Private Securities Litigation Reform Act of 1995. As such, they are inherently uncertain and should not be unduly relied upon. As to potential future growth, uncertainties include the ability to successfully manage the company' businesses, technologies and management, the availability of sufficient
capital  to  expand  the  businesses,   customer  acceptance  on  new  products,
competition and other uncertainties associated with introducing new businesses. [GRAPHIC OMITTED]

----------------
Contact:
     McGlen Internet Group, Inc.
     Robert Brown, Chief Marketing Officer
     (949) 797-9007, (949) 851-0251 fax
     or
     Wolfe Axelrod Associates
     Stephen D. Axelrod, CFA
     Bella Wagner (Media)
     (212) 370-4500, (212) 370-4505 fax



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Monday December 27, 6:01 pm Eastern Time

McGlen Internet Group Inc. Is New Name of Adrenalin
Interactive, Inc.

McGlen Internet Group Inc. Effective New Name of Adrenalin Interactive, Inc.

Dec. 17, 1999--Adrenalin Interactive, Inc. began trading under the new name, McGlen Internet Group Inc. (Nasdaq:MIGS news). The company is listed on the Nasdaq Smallcap System, and trades under the ticker symbol MIGS.





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